EXHIBIT 99.4
FINANCIAL STATEMENT SCHEDULES

                     SCHEDULE I--SUMMARY OF INVESTMENTS -
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                  UNUMPROVIDENT CORPORATION AND SUBSIDIARIES

                               December 31, 1998


                                                                                              Amount at which
                                                                                                shown in the
                                                                              Fair               Statement
                  Type of Investment                           Cost           Value         of Financial Position
                                                                           (in millions of dollars)
------------------------------------------------------------------------------------------------------------------
Available-for-Sale Fixed Maturity Securities:
 Bonds
  United States Government and Government
    Agencies and Authorities                                 $   248.2       $   323.5           $   323.5
  States, Municipalities, and Political Subdivisions           1,204.2         1,261.6             1,261.6
  Foreign Governments                                            868.3         1,071.6             1,071.6
  Public Utilities                                             3,797.7         4,226.1             4,226.1
  Mortgage-backed Securities                                   1,782.2         1,925.9             1,925.9
  Convertible Bonds                                              142.3           152.4               152.4
  All Other Corporate Bonds                                   12,392.3        13,607.9            13,607.9
 Redeemable Preferred Stocks                                     146.4           163.2               163.2
                                                             ---------       ---------           ---------
      Total                                                   20,581.6       $22,732.2            22,732.2
                                                             ---------       =========           ---------

Held-to-Maturity Fixed Maturity Securities:
 Bonds
  United States Government and Government
    Agencies and Authorities                                      13.5       $    17.4                13.5
  States, Municipalities, and Political Subdivisions               2.4             2.6                 2.4
  Mortgage-backed Securities                                     276.1           311.5               276.1
  All Other Corporate Bonds                                       15.0            21.0                15.0
                                                             ---------       ---------           ---------
      Total                                                      307.0       $   352.5               307.0
                                                             ---------       =========           ---------

Equity Securities:
 Common Stocks                                                    22.8       $    32.0                32.0
 Nonredeemable Preferred Stocks                                    1.2             1.1                 1.1
                                                             ---------       ---------           ---------
      Total                                                       24.0       $    33.1                33.1
                                                             ---------       =========           ---------

Mortgage Loans                                                 1,321.2                             1,321.2
Real Estate Acquired in Satisfaction of Debt                      96.0                                62.4 *
Other Real Estate                                                304.1                               247.4 *
Policy Loans                                                   2,227.2                             2,227.2
Other Long-term Investments                                       10.4                                10.4
Short-term Investments                                           245.1                               245.1
                                                             ---------                           ---------
                                                             $25,116.0                           $27,186.0
                                                             =========                           =========

*Difference between cost and carrying value results from certain valuation allowances and other temporary declines in value.

          SCHEDULE II--CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                  UNUMPROVIDENT CORPORATION (Parent Company)


                       STATEMENTS OF FINANCIAL CONDITION

                                                                                    December 31
                                                                                1998          1997
                                                                             (in millions of dollars)
                                                                  --------------------------------------------
ASSETS
 Fixed Maturity Securities
  Available-for-Sale--at fair value (cost:  $9.6; $9.6)                       $   11.4        $   10.8
 Short-term Investments                                                              -            13.3
 Investment in Subsidiaries                                                    6,803.0         6,154.8
 Short-term Notes Receivable from Subsidiaries                                    16.1            36.6
 Surplus Notes of Subsidiaries                                                   250.0           250.0
 Other Assets                                                                    133.5            36.9
                                                                              --------        --------
    Total Assets                                                              $7,214.0        $6,502.4
                                                                              ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Short-term Debt from Subsidiaries                                            $   32.4        $   24.7
 Long-term Debt                                                                  600.0           725.0
 Other Liabilities                                                               135.4            38.6
                                                                              --------        --------
   Total Liabilities                                                             767.8           788.3
                                                                              --------        --------

Company Obligated Mandatorily Redeemable Preferred
 Securities of Subsidiary Trust Holding Solely Junior
 Subordinated Debt Securities of the Company                                     300.0               -
                                                                              --------        --------

STOCKHOLDERS' EQUITY
 Preferred Stock                                                                     -           156.2
 Common Stock                                                                     23.8            23.7
 Additional Paid-in Capital                                                      959.2           954.8
 Accumulated Other Comprehensive Income                                          914.7           799.0
 Retained Earnings                                                             4,279.2         3,797.7
 Treasury Stock                                                                   (9.2)           (1.5)
 Deferred Compensation                                                           (21.5)          (15.8)
                                                                              --------        --------
   Total Stockholders' Equity                                                  6,146.2         5,714.1
                                                                              --------        --------
   Total Liabilities and Stockholders' Equity                                 $7,214.0        $6,502.4
                                                                              ========        ========

See notes to condensed financial information.

          SCHEDULE II--CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                  (Continued)

                  UNUMPROVIDENT CORPORATION (Parent Company)


                           STATEMENTS OF NET INCOME

                                                                     Year Ended December 31
                                                               1998            1997         1996
                                                                    (in millions of dollars)
                                                        ------------------------------------------------
Dividends from Subsidiaries                                   $ 77.9          $109.9        $ 52.6
Interest from Subsidiaries                                      21.3            17.1          12.3
Other Income                                                    10.4             1.3           1.7
                                                              ------          ------        ------
  Total Revenue                                                109.6           128.3          66.6
                                                              ------          ------        ------

Interest Expense on Debt                                        62.7            38.7          10.2
Other Expenses                                                   2.6             4.3           1.2
                                                              ------          ------        ------
  Total Expenses                                                65.3            43.0          11.4
                                                              ------          ------        ------

Income Before Federal Income Taxes and Equity in
 Undistributed Earnings of Subsidiaries                         44.3            85.3          55.2
Federal Income Taxes (Credit)                                    8.1            (7.3)          1.1
                                                              ------          ------        ------

Income Before Equity in Undistributed Earnings
 of Subsidiaries                                                36.2            92.6          54.1
Equity in Undistributed Earnings of Subsidiaries               581.2           525.0         329.5
                                                              ------          ------        ------

Net Income                                                    $617.4          $617.6        $383.6
                                                              ======          ======        ======

    See notes to condensed financial information.

          SCHEDULE II--CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                  (Continued)

                  UNUMPROVIDENT CORPORATION (Parent Company)


                           STATEMENTS OF CASH FLOWS

                                                                         Year Ended December 31
                                                                 1998             1997             1996
                                                                        (in millions of dollars)
                                                   ---------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                          $  11.6           $ 105.8          $  69.7
                                                               -------           -------          -------

CASH FLOWS FROM INVESTING ACTIVITIES
 Net (Purchases) Sales of Short-term Investments                  13.3             108.2           (120.8)
 Acquisition of Business and Business Combinations               146.0            (495.9)           198.9
 Cash Distribution (to) from Subsidiaries                         13.3              (5.0)           100.0
 Short-term Notes Receivable from Subsidiaries                    20.5             (29.5)               -
 Surplus Notes Issued to Subsidiaries                                -            (100.0)            (3.0)
 Other                                                           (24.2)             (0.1)            (2.5)
                                                               -------           -------          -------
CASH PROVIDED (USED) BY INVESTING ACTIVITIES                     168.9            (522.3)           172.6
                                                               -------           -------          -------

CASH FLOWS FROM FINANCING ACTIVITIES
 Net Short-term Borrowings from Subsidiaries                       7.7              24.7                -
 Issuance of Long-term Debt                                      600.0             725.0            200.0
 Long-term Debt Repayments                                      (725.0)           (299.1)          (200.0)
 Issuance of Company-Obligated Mandatorily
  Redeemable Preferred Securities                                300.0                 -                -
 Redemption of Preferred Stock                                  (156.2)                -                -
 Issuance of Common Stock                                         11.9             389.8              5.8
 Dividends Paid to Stockholders                                 (139.1)           (139.2)          (125.3)
 Repurchase of Common Stock                                      (72.7)           (286.7)          (119.1)
 Other                                                            (6.6)              2.0             (3.6)
                                                               -------           -------          -------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES                    (180.0)            416.5           (242.2)
                                                               -------           -------          -------

INCREASE IN CASH                                               $   0.5           $     -          $   0.1
                                                               =======           =======          =======

See notes to condensed financial information.

          SCHEDULE II--CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                  (Continued)

                  UNUMPROVIDENT CORPORATION (Parent Company)


                   NOTES TO CONDENSED FINANCIAL INFORMATION


Note 1--Basis of Presentation

The accompanying condensed financial statements should be read in conjunction with the consolidated financial statements and notes thereto of UNUMProvident Corporation and Subsidiaries.

Note 2--Surplus Notes of Subsidiaries

At December 31, 1998 and 1997, UNUMProvident Corporation (Parent Company) held from its insurance subsidiaries a $150.0 million surplus debenture due in 2006, and a $100.0 million surplus debenture due in 2027. Semi-annual interest payments are conditional upon the approval by the insurance departments of the subsidiaries' state of domicile. The weighted average interest rate for surplus notes of subsidiaries was 8.1%, 7.1%, and 9.5% in 1998, 1997, and 1996, respectively.

               SCHEDULE III--SUPPLEMENTARY INSURANCE INFORMATION

                  UNUMPROVIDENT CORPORATION AND SUBSIDIARIES


                                                    Deferred       Future Policy                       Other Policy
                                                     Policy          Benefits,                          Claims and
                                                  Acquisition         Losses,           Unearned         Benefits
                   Segment                           Costs          Claims, and         Premiums         Payable
                                                                   Loss Expenses
                                                                       (in millions of dollars)
----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998

Employee Benefits                                  $  683.4          $ 5,181.0            $ 11.7         $  595.4
Individual                                            862.8           11,228.3             191.9            531.9
Voluntary Benefits                                    403.2              863.5              15.4             62.8
Other                                                 111.1            4,998.9                 -            194.8
                                                   --------          ---------            ------         --------
  Total                                            $2,060.5          $22,271.7            $219.0         $1,384.9
                                                   ========          =========            ======         ========

Year Ended December 31, 1997

Employee Benefits                                  $  553.9          $ 4,664.6            $  8.5         $  502.1
Individual                                            757.7           10,594.8             191.1            492.0
Voluntary Benefits                                    357.0              769.8              15.3             53.5
Other                                                  88.8            4,674.8               4.8            228.9
                                                   --------          ---------            ------         --------
  Total                                            $1,757.4          $20,704.0            $219.7         $1,276.5
                                                   ========          =========            ======         ========

(Continued on the following page)

               SCHEDULE III--SUPPLEMENTARY INSURANCE INFORMATION

                  UNUMPROVIDENT CORPORATION AND SUBSIDIARIES

                        (continued from preceding page)

                                                                 Benefits,  Amortization
                                                                  Claims,    of Deferred
                                     Premium        Net         Losses and      Policy        Other
                                     Revenue     Investment     Settlement   Acquisition    Operating      Premiums
         Segment                                  Income(1)      Expenses        Costs      Expenses(2)     Written
                                                                (in millions of dollars)
-------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998

Employee Benefits                 $  3,364.4     $    541.8     $  2,642.6    $     82.6    $    763.9    $ 2,353.7
Individual                           1,675.4          827.8        1,682.1          74.6         591.3      1,595.9
Voluntary Benefits                     666.7           94.8          369.4          99.4         170.5        499.4
Other                                  422.5          540.0          755.6         120.9          89.0        410.9
Corporate                                  -           31.0              -             -         157.2
                                  ----------     ----------     ----------    ----------    ----------
  Total                           $  6,129.0     $  2,035.4     $  5,449.7    $    377.5    $  1,771.9
                                  ==========     ==========     ==========    ==========    ==========

Year Ended December 31, 1997

Employee Benefits                 $  2,810.1     $    507.2     $  2,174.5    $     66.7    $    699.2    $ 1,974.2
Individual                           1,480.3          692.7        1,426.7          68.7         517.1      1,399.7
Voluntary Benefits                     626.6           84.5          354.2          87.8         168.4        482.7
Other                                  376.1          704.0          900.7          78.1         117.2        305.0
Corporate                                  -           27.3              -             -         101.3
                                  ----------     ----------     ----------    ----------    ----------
  Total                           $  5,293.1     $  2,015.7     $  4,856.1    $    301.3    $  1,603.2
                                  ==========     ==========     ==========    ==========    ==========

Year Ended December 31, 1996

Employee Benefits                 $  2,277.6     $    431.9     $  1,759.2    $     57.5    $    537.6    $ 1,598.9
Individual                           1,105.9          508.3        1,069.9         115.2         368.1      1,039.0
Voluntary Benefits                     583.6           72.1          324.7          78.1         159.7        462.4
Other                                  321.7          844.1        1,011.8          38.6         139.0        328.7
Corporate                                  -           37.0              -             -          98.0
                                  ----------     ----------     ----------    ----------    ----------
  Total                           $  4,288.8     $  1,893.4     $  4,165.6    $    289.4    $  1,302.4
                                  ==========     ==========     ==========    ==========    ==========


(1) Net investment income is allocated based upon segmentation. Each segment has its own specifically identified assets and receives the investment income generated by those assets.

(2) Other operating expenses are allocated to each segment based on activity levels, time information, and usage statistics.

                           SCHEDULE IV--REINSURANCE

                  UNUMPROVIDENT CORPORATION AND SUBSIDIARIES

                                                                                                        Percentage
                                                        Ceded           Assumed                           Amount
                                      Gross            to Other        from Other          Net             Assumed
                                      Amount          Companies        Companies          Amount           to Net
                                                                (in millions of dollars)
-------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998

Life Insurance in Force             $472,703.5        $21,235.0         $1,067.8         $452,536.3            0.2%
                                    ==========        =========         ========         ==========

Premium Income:
 Life Insurance                     $  1,318.3        $    66.6         $   18.6         $  1,270.3            1.5%
 Accident and Health                   4,866.2            477.9            470.4            4,858.7            9.7%
  Insurance                         ----------        ---------         --------         ----------
     Total                          $  6,184.5        $   544.5         $  489.0         $  6,129.0            8.0%
                                    ==========        =========         ========         ==========


Year Ended December 31, 1997

Life Insurance in Force             $397,939.4        $22,221.2         $2,485.9         $378,204.1            0.7%
                                    ==========        =========         ========         ==========

Premium Income:
 Life Insurance                     $  1,122.6        $    60.2         $   10.2         $  1,072.6            1.0%
 Accident and Health                   4,389.8            613.0            443.7            4,220.5           10.5%
  Insurance                         ----------        ---------         --------         ----------
     Total                          $  5,512.4        $   673.2         $  453.9         $  5,293.1            8.6%
                                    ==========        =========         ========         ==========


Year Ended December 31, 1996

Life Insurance in Force             $301,246.7        $15,824.4         $  437.0         $285,859.3            0.2%
                                    ==========        =========         ========         ==========

Premium Income:
 Life Insurance                     $    932.9        $    49.9         $    1.1         $    884.1            0.1%
 Accident and Health                   3,479.7            362.0            287.0            3,404.7            8.4%
  Insurance                         ----------        ---------         --------         ----------
     Total                          $  4,412.6        $   411.9         $  288.1         $  4,288.8            6.7%
                                    ==========        =========         ========         ==========

                 SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS

                   UNUMPROVIDENT CORPORATION AND SUBSIDIARIES


                                                                                    Deductions for
                                                Additions         Additions        Amounts Applied
                               Balance at       Charged to        Charged to       to Specific Loan       Balance at
                               Beginning        Costs and           Other          at Time of Sale/         End of
       Description             of Period         Expenses          Accounts          Foreclosure            Period
                                                           (in millions of dollars)
-----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
Mortgage loan loss
 reserve(1)                     $34.9             $ 2.3              $   -                $ 4.4               $32.8
Real estate reserve(1)           40.7              10.5              $   -                $   -               $51.2
Allowance for doubtful
 accounts
(deducted from accounts
 and premiums receivable)       $ 2.7             $ 0.2              $   -                $   -               $ 2.9

Year Ended December 31,
 1997
Mortgage loan loss
 reserve(1)                     $38.7             $ 3.3              $   -                $ 7.1               $34.9
Real estate reserve(1)          $36.3             $10.6              $   -                $ 6.2               $40.7
Allowance for doubtful
 accounts
(deducted from accounts
 and premiums receivable)(2)    $ 1.2             $ 0.5              $ 1.0                    -               $ 2.7

Year Ended December 31,
 1996
Mortgage loan loss
 reserve(1)                     $51.2             $ 1.0              $   -                $13.5               $38.7
Real estate reserve(1)          $38.2             $ 2.0              $   -                $ 3.9               $36.3
Allowance for doubtful
 accounts
(deducted from accounts
 and premiums receivable)       $ 0.8             $ 0.4              $   -                $   -               $ 1.2


(1) Amounts shown in additions charged to cost and expenses represent realized investment losses.
(2) Amounts shown in additions charged to other accounts represent reserves related to acquired business.